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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 17, 1999
                Date of report (Date of earliest event reported)

                             CALLAWAY GOLF COMPANY
               (Exact Name of Registrant as Specified in Charter)

          CALIFORNIA                1-10962                95-3797580
        (State or Other            (Commission           (IRS Employer
        Jurisdiction of            File Number)          Identification No.)
        Incorporation)



                              2285 RUTHERFORD ROAD
                            CARLSBAD, CA 92008-8815
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.
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     On August 17, 1999, Callaway Golf Company announced the appointment of
Chuck Yash to President of Callaway Golf Company effective immediately. Callaway Golf also designated Mr. Yash to succeed Ely Callaway as Chief Executive Officer of Callaway Golf Company by December 31, 2000 or when Mr. Callaway ceases to be involved in active management of the company - whichever comes earlier. Mr. Yash will continue as President and Chief Executive Officer of Callaway Golf Ball Company, a wholly-owned subsidiary of Callaway Golf Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

     (c)  Exhibits.

     99.1  Press Release, dated August 17, 1999, of Callaway Golf Company.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 19, 1999              CALLAWAY GOLF COMPANY



                                    By: /s/ Steven C. McCracken
                                        -----------------------
                                        Steven C. McCracken
                                        Executive Vice President, Licensing,
                                        Chief Legal Officer and Secretary
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                                 EXHIBIT INDEX



      Exhibit Number      Description
      --------------      -----------

         99.1             Press Release, dated August 17, 1999, of  Callaway
                          Golf Company